UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 24, 2020

WEX Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hancock Street, Portland, Maine	04101
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(207) 773-8171

Not Applicable
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.    Other Events.

On January 24, 2020, WEX Inc. (the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”) with eNett International (Jersey) Limited, a Jersey limited company (“eNett”), Optal Limited, a private company limited by shares incorporated in England and Wales (“Optal”), Travelport Limited, a Bermuda exempted company (“Travelport”), Toro Private Holdings I, Ltd., a private company limited by shares incorporated in England and Wales  (“Toro”), Optal, in its capacity as trustee of the PSP Group DESOP Discretionary Trust established by way of discretionary trust deed dated 28 October 2008, as amended from time to time, and the other shareholders of eNett and Optal set forth therein (together with Travelport and Toro, the “Sellers”) under which the Company has agreed to purchase eNett and Optal from the Sellers (the “Acquisition”). On January 24, 2020, the Company issued a press release announcing its entry into the Purchase Agreement.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

On January 24, 2020, the Company will host a conference call to provide supplemental information regarding the Acquisition to analysts and investors at 8:30 a.m. ET.  The conference call will be webcast live on the Internet and can be accessed along with the accompanying investor presentation at the Investor Relations section of the WEX website, www.wexinc.com. The live conference call also can be accessed by dialing (866) 334-7066 or (973) 935-8463. The Conference ID number is 6358948. A replay of the webcast and the accompanying investor presentation will be available on the Company's website.   A copy of the investor presentation is filed as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

99.1	Press release issued by WEX, Inc., dated January 24, 2020

99.2	Investor Presentation

* 104	Cover Page Interactive Data File (formatted as Inline XBRL)

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995, including statements regarding: the proposed Acquisition, the expected timetable for completing the Acquisition, future financial and operating results, benefits and synergies of the Acquisition, future opportunities for the combined operations and any other statements about the Company or eNett or Optal’s managements’ future expectations, beliefs, goals, plans or prospects. Any statements that are not statements of historical facts may be deemed to be forward-looking statements. When used in this Current Report on Form 8-K, the words “may,” “could,” “anticipate,” “plan,” “continue,” “project,” “intend,” “estimate,” “believe,” “expect” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially, including: the ability to consummate the Acquisition; the risk that regulatory approvals required for the Acquisition are not obtained or are obtained subject to conditions that are not anticipated; the risk that the financing required to fund the Acquisition is not obtained; the risk that the conditions to the closing of the Acquisition are not satisfied; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Acquisition; uncertainties as to the timing of the Acquisition; competitive responses to the proposed Acquisition; uncertainty of the expected financial performance of the combined operations following completion of the proposed Acquisition; the ability to successfully integrate the Company’s and eNett and Optal’s operations and employees; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from the Acquisition; as well as other risks and uncertainties identified in Item 1A of our Annual Report for the year ended December 31, 2018, filed on Form 10-K with the Securities and Exchange Commission on March 18, 2019. The Company's forward-looking statements do not reflect the potential future impact of any alliance, merger, acquisition, disposition or stock repurchases, other than the Acquisition. The forward-looking statements speak only as of the date of this Current Report on Form 8-K and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 24, 2020

WEX INC.

By:	/s/ Roberto Simon
Roberto Simon
Chief Financial Officer
(principal financial officer and principal accounting officer)